_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 30, 2003

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	333-100818 (Commission File Number)	13-6357101 (I.R.S. Employer Identification No.)

85 Broad Street New York, New York (Address of Principal Executive Offices)	10004 (Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2003-7F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-100818) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,292,195,088 aggregate principal amount of Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIIA-1, Class IIIA-2, Class IIIA-3, Class IIIA-4, Class IIIA-5, Class IVA-1, Class IVA-2, Class IVA-3, Class IVA-4, Class VA-1, Class VA-2, Class VA-3, Class VA-4, Class VA-5, Class VIA-1, Class A-P, Class A-X1, Class A-X3, Class A-X4, Class A-X5, Class A-X6, Class B1, Class B2 and Class B3 Certificates (the “Publicly Offered Certificates”) on July 30, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 27, 2003, as supplemented by the Prospectus Supplement dated July 24, 2003, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of July 1, 2003, between GS Mortgage Securities Corp., as depositor, and JPMorgan Chase Bank, as Trustee, which incorporates by reference the Standard Terms to Trust Agreement, July 2003 Edition (the “Standard Terms”), attached as Exhibit 4.5.2 to the Form 8-K filed with the Securities and Exchange Commission on August 13, 2003.  The “Certificates” consist of the Publicly Offered Certificates and the Class B4, Class B5, Class B6 and Class R Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $1,298,036,050 as of July 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.5.1

Trust Agreement, dated as of July 1, 2003, among GS Mortgage Securities Corp., as Depositor, Wachovia Bank, National Association, as Trustee, and Chase Manhattan Mortgage Corporation, as Master Servicer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Samuel Ramos

Name: Samuel Ramos

Title:   Secretary

Dated:  September 3, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

4.5.1

Trust Agreement, dated as of July 1, 2003, among GS Mortgage Securities Corp., as Depositor, Wachovia Bank, National Association, as Trustee, and Chase Manhattan Mortgage Corporation, as Master Servicer